Exhibit 99.2


                     [Letterhead of Entergy]

                                                News Release
Date:               April 24, 2000

For release:        Immediate

News Media:         Kelle Barfield
                    504-576-2547
                    kbarfie@entergy.com

Investor Relations: Renae Conley
                    504-576-4947
                    econley@entergy.com


            ENTERGY REPORTS RECORD FIRST QUARTER
                LED BY COMPETITIVE BUSINESSES

NEW ORLEANS - Entergy Corporation (NYSE:ETR) today reported

first quarter 2000 consolidated earnings that were 59 percent higher than a year ago.  Earnings per share from operations

set a first quarter record for the company and were up 129

percent over the same period in 1999.

     Entergy's first quarter 2000 earnings were $98.9

million, or 42 cents per share, compared with earnings of

$62.2 million, or 25 cents per share, in first quarter 1999.

On an operational basis, Entergy earnings were $114.2

million, or 48 cents per share, in first quarter 2000,

compared with $52.4 million, or 21 cents per share, in first quarter 1999.  Weather had an equally unfavorable impact on

earnings in both quarters, reducing earnings by 8 cents per

share in each period.

     Entergy's competitive businesses contributed to higher

earnings, along with improved financial performance at U.S.

utility operations.

     "Entergy had an outstanding first quarter," said J.

Wayne Leonard, Entergy's chief executive officer.  "We

continue to deliver on the commitments we have made over the last couple of years, including: growing earnings eight to

ten percent a year, maintaining financial integrity and

discipline, and improving service to our customers.  Today's announcement of an energy commodity venture with Koch Industries


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Entergy Reports Record First Quarter
April 24, 2000
Page 2 of 8


further solidifies our position as a formidable competitor in the wholesale power market.  The venture transforms our price risk management group into not only an integrated energy

services business, but also a credible and significant addition to our earnings growth strategy."

                     Utility Operations

     U. S. utility operations reported earnings of $77.8

million, compared with $71.9 million in 1999, despite equally unusually mild winter weather in both periods.  Results for

first quarter 2000 include a non-recurring charge of $15.4

million for regulatory reserves and rate actions.  When this item is excluded, operational earnings were $93.2 million, an increase of 30 percent from $71.9 million in first quarter

1999.  Strong retail sales growth and lower operations and

maintenance expenses, resulting from lower information

technology, nuclear insurance and incentive compensation

costs, were primary drivers of the increase in earnings.

     For the first quarter of 2000, total retail sales were

23.0 million kWh, compared with 22.4 million kWh for the same period in 1999.

     "Continued strong performance at the utility also

contributed to record earnings, with no help from weather,

and we continue to show improvements in safety, reliability

and customer service," added Leonard.  He noted that in 1999,

Entergy reduced lost-time accidents by 50% to a system-record low, reduced outages by 26%, and achieved industry-leading

performance in customer call centers.  "In 2000, we continue to improve on these numbers.  So far this year, for example,

we haven't had a single lost-time accident at our power

plants, and in other operations accidents are down another

50% from last year.  The Entergy story continues to be solid execution reflected in strong financial and operational

results."


                   Competitive Businesses

     Entergy Nuclear Inc. earned $11.5 million, as the

Pilgrim nuclear plant - which Entergy purchased in July 1999

- turned in another quarter of outstanding operations.  The


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Entergy Reports Record First Quarter
April 24, 2000
Page 3 of 8


Plymouth, Mass., plant set a production record in March 2000,

operating in excess of 100 percent of its rated capacity.

Additionally, Entergy Wholesale Operations contributed

earnings of $9.3 million, driven by strong results from

energy trading operation in the United States and United

Kingdom and earnings from Latin American investments.

     On an operational basis, total earnings from competitive

businesses of more than $20 million translated into

contributions to earnings per share of 9 cents for first

quarter 2000, compared with a first quarter 1999 loss of 7

cents.

     Entergy Nuclear took another major step in its growth

strategy on March 28, when it signed an agreement with New

York Power Authority to purchase two nuclear plants, James A.

FitzPatrick in Oswego and Indian Point 3 in Westchester

County.  Transition planning is underway, with regulatory

approvals that are required to clear the sale expected in the fall.

     For Entergy Wholesale Operations, scheduled completion

of the Saltend Unit 1 plant in the U.K. is still on target

for this spring, with Units 2 and 3 scheduled for completion by mid-summer.



                  Share Repurchase Program

     For the first quarter 2000, 7.4 million shares were

repurchased at a total cost of $156 million.  Since the share repurchase program was initiated in July 1999, $385 million

of the $750 million Board authorized share repurchase program has been utilized to repurchase 15.3 million shares of

Entergy common stock.  The program is expected to be

completed by the end of 2000.



                           Outlook

     "Financial results were strong in the first quarter,"

said C. John Wilder, Entergy's chief financial officer.  "The utility performed well in our traditionally mild winter

months, while the competitive businesses made a very

significant contribution, accounting for over 18 percent of


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Entergy Reports Record First Quarter
April 24, 2000
Page 4 of 8


total operational earnings.  We are pleased to be well on our way to achieving our 2000 earnings target of $2.35 - $2.45

per share."

     Entergy is a major global energy company with power

production, distribution operations and related diversified

services.  Entergy owns, manages, or invests in power plants generating nearly 30,000 megawatts of electricity

domestically and internationally, and delivers electricity to about 2.5 million customers in portions of Arkansas,

Louisiana, Mississippi and Texas.  It is also a leading

provider of wholesale energy marketing and trading services.

Entergy Corporation's on-line address is

http://www.entergy.com





The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained in the foregoing release with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, the onset of competition, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, movements in the markets for electricity and other energy-related commodities, changes in interest rates and in financial and foreign currency markets generally, changes in corporate strategies, and other factors.


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Entergy Reports Record First Quarter
April 24, 2000
Page 5 of 8

                     ENTERGY CORPORATION
                    Earnings at a glance




     First Quarter                2000         1999         %
     Operating Revenues        $1,811.49    $1,639.92      10.5
     Earnings                     $98.86       $62.18      59.0
     Earnings per share*           $0.42        $0.25      68.0


   * Includes Special Items (EPS) :
     Regulatory & reserve adjustments           $(0.06)         -
     Foreign tax benefits                            -      $0.03
     CitiPower purchase price adjustment             -      $0.02
     EPG write-off of start-up costs per new
       accounting standard                           -     $(0.01)
                                                ------     ------
     Total                                      $(0.06)     $0.04
                                                ------     ------




Note - dollars in millions except per share amounts, which are actual.

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Entergy Reports Record First Quarter
April 24, 2000
Page 6 of 8


                             Entergy Corporation
                        Consolidated Income Statement
                          Three Months Ended March 31
                                (in thousands)
                                                                 2000          1999      % Inc/(Dec)
                                                                     (unaudited)
Operating Revenues:
     Domestic electric                                         $1,352,896    $1,238,583       9.2
     Natural gas                                                   45,881        37,731      21.6
     Steam products                                                     -         8,296        -
     Competitive businesses                                       412,715       355,312      16.2
                                                               ----------    ----------
                      Total                                     1,811,492     1,639,922      10.5
                                                               ----------    ----------
Operating Expenses:
     Operation and maintenance:
         Fuel, fuel-related expenses,
           and gas purchased for resale                           497,754       402,973      23.5
         Purchased power                                          369,544       373,799      (1.1)
         Nuclear refueling outage expenses                         18,557        19,685      (5.7)
         Other operation and maintenance                          377,410       367,632       2.7
     Decommissioning                                               10,938        12,674     (13.7)
     Taxes other than income taxes                                 79,618        83,068      (4.2)
     Depreciation and amortization                                178,276       184,368      (3.3)
     Other regulatory charges (credits) - net                     (14,605)      (16,125)     (9.4)
     Amortization of rate deferrals                                 7,396         8,413     (12.1)
                                                               ----------    ----------
                      Total                                     1,524,888     1,436,487       6.2
                                                               ----------    ----------

Operating Income                                                  286,604       203,435      40.9
                                                               ----------    ----------

Other Income (Deductions):
     Allowance for equity funds used during
         construction                                               7,695         5,411      42.2
     Gain on sales of assets - net                                    517        20,583     (97.5)
     Miscellaneous - net                                           28,982        19,952      45.3
                                                               ----------    ----------
                      Total                                        37,194        45,946     (19.0)
                                                               ----------    ----------

Interest and Other Charges:
     Interest on long-term debt                                   113,659       122,531      (7.2)
     Other interest - net                                          20,283         8,541     137.5
     Dividends on preferred securities of subsidiaries              4,709         4,709        -
     Allowance for borrowed funds used during
         construction                                              (6,088)       (4,479)     35.9
                                                               ----------    ----------
                      Total                                       132,563       131,302       1.0
                                                               ----------    ----------

Income Before Income Taxes                                        191,235       118,079      62.0
Income Taxes                                                       82,825        45,173      83.4
                                                               ----------    ----------

Consolidated Net Income                                           108,410        72,906      48.7

Preferred dividend requirements of subsidiaries and other           9,550        10,725     (11.0)
                                                               ----------    ----------
Earnings Applicable to Common Stock                               $98,860       $62,181      59.0
                                                               ==========    ==========
Earnings Per Average Common Share                                   $0.42         $0.25      68.0
Average Number of Common Shares Outstanding                   236,608,445   246,579,198

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Entergy Reports Record First Quarter
April 24, 2000
Page 7 of 8


                           Entergy Corporation
                      Consolidated Income Statement
                      Twelve Months Ended March 31
                             (in thousands)
                                                                 2000          1999      % Inc/(Dec)
                                                                     (unaudited)
Operating Revenues:
     Domestic electric                                         $6,385,728    $6,054,853      5.5
     Natural gas                                                  118,520       102,661     15.4
     Steam products                                                 7,541        43,063    (82.5)
     Competitive businesses                                     2,438,595     4,621,025    (47.2)
                                                               ----------    ----------
                      Total                                     8,950,384    10,821,602    (17.3)
                                                               ----------    ----------

Operating Expenses:
     Operation and maintenance:
         Fuel, fuel-related expenses,
           and gas purchased for resale                         2,177,656     1,760,038     23.7
         Purchased power                                        2,438,228     4,180,569    (41.7)
         Nuclear refueling outage expenses                         74,928        80,896     (7.4)
         Other operation and maintenance                        1,720,909     1,871,984     (8.1)
     Decommissioning                                               44,252        47,401     (6.6)
     Taxes other than income taxes                                335,834       349,427     (3.9)
     Depreciation and amortization                                692,316       884,019    (21.7)
     Other regulatory charges (credits) - net                       9,266        51,870    (82.1)
     Amortization of rate deferrals                               122,170       165,615    (26.2)
                                                               ----------    ----------
                      Total                                     7,615,559     9,391,819    (18.9)
                                                               ----------    ----------

Operating Income                                                1,334,825     1,429,783     (6.6)
                                                               ----------    ----------

Other Income (Deductions):
     Allowance for equity funds used during
         construction                                              31,575        15,527    103.4
     Gain on sales of assets - net                                 51,859       281,097    (81.6)
     Miscellaneous - net                                          163,453        88,424     84.9
                                                               ----------    ----------
                      Total                                       246,887       385,048    (35.9)
                                                               ----------    ----------

Interest and Other Charges:
     Interest on long-term debt                                   468,005       666,556    (29.8)
     Other interest - net                                          94,213        63,486     48.4
     Dividends on preferred securities of subsidiaries             18,838        36,159    (47.9)
     Allowance for borrowed funds used during
         construction                                             (24,194)      (13,360)    81.1
                                                               ----------    ----------
                      Total                                       556,862       752,841    (26.0)
                                                               ----------    ----------

Income Before Income Taxes                                      1,024,850     1,061,990     (3.5)

Income Taxes                                                      394,320       263,509     49.6
                                                               ----------    ----------

Consolidated Net Income                                           630,530       798,481    (21.0)

Preferred dividend requirements of subsidiaries and other          41,392        45,509     (9.0)
                                                               ----------    ----------

Earnings Applicable to Common Stock                              $589,138      $752,972    (21.8)
                                                               ==========    ==========
Earnings Per Average Common Share                                   $2.43         $3.05    (20.3)
Average Number of Common Shares Outstanding                   242,652,359   246,558,908

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Entergy Reports Record First Quarter
April 24, 2000
Page 8 of 8

                             Entergy Corporation
                U.S. Utility Electric Energy Sales & Customers


                        Three Months Ended March

                                        2000       1999         %
                                         (Millions of kwh)
Electric Energy Sales:
Residential                              6,512      6,417      1.5
Commercial                               5,280      5,169      2.1
Governmental                               587        589     (0.3)
Industrial                              10,617     10,216      3.9
                                        ------     ------
    Total to Ultimate Customers         22,996     22,391      2.7
Wholesale                                2,272      2,209      2.8
                                        ------     ------
    Total Sales                         25,268     24,600      2.7
                                        ======     ======

                     Twelve Months Ended March

                                        2000        1999         %
                                         (Millions of kwh)
Electric Energy Sales:
Residential                             30,726     31,112      (1.2)
Commercial                              23,886     23,518       1.6
Governmental                             2,562      2,620      (2.2)
Industrial                              43,950     43,257       1.6
                                       -------    -------
    Total to Ultimate Customers        101,124    100,507       0.6
Wholesale                                9,777     11,466     (14.7)
                                       -------    -------
    Total Sales                        110,901    111,973      (1.0)
                                       =======    =======


                                 March

                                     2000          1999         %
Electric Customers (Year to date average):
Residential                        2,195,536     2,167,336     1.3
Commercial                           286,013       278,500     2.7
Governmental                          14,219        13,866     2.5
Industrial                            39,716        39,194     1.3
                                   ---------     ---------
    Total to Ultimate Customers    2,535,484     2,498,896     1.5
Wholesale                                 43            42     1.6
                                   ---------     ---------
    Total Customers                2,535,527     2,498,938     1.5
                                   =========     =========